NOTICE OF APPROVAL OF EXTENSION REQUEST

U.S. Serial Number: 97099373
Mark: FOMO
Owner: FOMO CORP
Extension Request Number: 1
Docket/Reference Number: TMI2-T.e2640
Notice of Allowance Date: Nov 22, 2022

The USPTO issued a Notice of Allowance on **Nov 22, 2022** for the trademark application identified above. Applicant's **FIRST** request for Extension of Time to File a Statement of Use has been **GRANTED**. If you are currently using the mark in commerce, please visit http://www.uspto.gov/trademarks/teas/intent_to_use.jsp and select form number 1 ("Statement of Use/Amendment to Allege Use for Intent-to-Use Application") to file your statement of use and complete the registration process.

PLEASE NOTE:

1. Applicant must continue to file extension requests every six (6) months calculated from the date the Notice of Allowance was issued until a Statement of Use is filed, or the USPTO will abandon the application.
2. Applicant may only request a total of five (5) extensions of time.
3. Applicant may **NOT** file a Statement of Use more than thirty-six (36) months from the date the Notice of Allowance was issued.

To check the status of the application, go to http://tsdr.uspto.gov/#caseNumber=97099373&caseType=SERIAL_NO&searchType=statusSearch or contact the Trademark Assistance Center at 1-800-786-9199. Please check the status of the application at least every three (3) months after the application filing date.

To view this notice and other documents for this application on-line, go to http://tsdr.uspto.gov/#caseNumber=97099373&caseType=SERIAL_NO&searchType=documentSearch. NOTE: This notice will only become available on-line the next business day after receipt of this e-mail.

For further information on filing a Statement of Use or an additional extension request, if applicable, please consult the USPTO website at http://www.uspto.gov/trademarks/, view the video on the USPTO website entitled "Statement of Use" (click on "TMIN Trademark Information Network" to view a list of available videos), or contact the Trademark Assistance Center at 1-800-786-9199.